UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2017

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Emerging Markets Local Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified
6-Month	2.91%	-1.98%	2.80%
1-Year	15.30	9.83	15.04
5-Year	-0.65	-1.61	-1.52
Since Inception (6/30/10)	2.30	1.63	2.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 2.91% during the reporting period. On a relative basis, the Fund outperformed the JPMorgan Government Bond Index—Emerging Markets Global Diversified (the “Index”), which returned 2.80%.

MARKET OVERVIEW

The main theme in 2017 in emerging markets (EM) was a meaningful decline in inflation and inflation expectations, particularly in many Latin American (LatAm) countries. That theme remained throughout the reporting period, although we do expect to see inflation trend back within the respective central bank targets this year and next. Additionally, real wage growth continued its recovery amid the disinflationary environment, particularly in countries like Brazil. Further, the external backdrop for the region remained constructive as the breadth and strength of global growth improved, supported by increased world trade. Accordingly, we believe that central banks in many LatAm countries that had been cautious earlier in the year now see sufficient room to ease and to maintain an expansionary stance throughout the year. In fact, both Peru and Colombia cut rates to close the reporting period in November 2017. These rate cuts, while not unexpected in our view, came earlier than market expectations.

Other countries, such as Indonesia and Russia, took an even more aggressive accommodative position by frontloading rate cuts. Even the South Africa Reserve Bank (SARB) surprised the market during the reporting period with a rate cut. The strength of EM foreign exchange (FX) so far in 2017 has also helped the overall inflation picture in many of these countries, with the exception of South Africa. While inflation did improve in South Africa, we do not believe that the inflation outlook has improved on a sustainable basis.

Of course, politics and idiosyncratic stories continued to play a part during the reporting period. At period end, we continue to monitor the U.S. – Russia relationship and the impact that further U.S. sanctions could have on our portfolio positions. In Mexico, the market continues to focus on the North American Free Trade Agreement (NAFTA) negotiation while mostly ignoring the potential outcome of next year’s election in Mexico. In Argentina, President Macri’s coalition was victorious in the mid-term elections. The “Cambiemos” coalition was able to pull ahead of Cristina Kirchner in the province of Buenos Aires, and won in the largest districts in the country. With a divided opposition, we believe this election result implies continued political stability beyond the next presidential election

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

in 2019. In our opinion, this bodes well for the significant external financing needs that Argentina requires to continue to finance the current account deficit next year while it slowly but surely implements the reform agenda.

Outside of LatAm, the National Bank of Hungary (NBH) continued to be very dovish and still may use unconventional monetary options to further improve conditions. In Asia, Bank Indonesia (BI) followed up August’s surprise cut with another policy rate cut of 25 basis points at the September meeting. This cut took place earlier than the market expected.

FUND REVIEW

During the reporting period, the Fund’s strongest performers were Egyptian government bonds, Argentinian government bonds and credit, and Colombian government bonds. Egypt executed at or above expectations on the requested reforms as part of an International Monetary Fund (IMF) program. With unemployment declining and GDP beating expectations, we appreciated the hawkish policies of the Central Bank of Egypt while enjoying rare political stability in the region. Egypt was not a part of the Index, which helped boost the Fund’s outperformance. We have continued to find value in the front end of the yield curve and the Egyptian pound. In Argentina, the election results resulted in market optimism and benefited the Fund’s exposure to that country. As mentioned in the Market Overview, Colombia cut interest rates by 25 basis points in November 2017. The rate cut further steepened the yield curve, making it one of the steepest amongst emerging markets countries. We added five-year government bonds in Colombia and at period end continue to look for additional investment opportunities in the country.

Detractors from performance included Thailand, the Czech Republic and Brazil. The Fund’s underperformance relative to the Index in Thailand and Czech Republic was due to underweight positions in Thai government bonds and Czech krona. In Brazil, the Fund’s overweight position in the real detracted from performance.

STRATEGY & OUTLOOK

In our view, the current emerging markets sentiment remains very constructive. Global growth is widening and deepening while world trade remains robust. We believe the possible U.S. tax reform before the end of the year will have limited impact on financial markets from a macro perspective. A much stronger U.S. dollar seems unlikely in our view, although some dollar strength could be experienced for a short period. We are comfortable with running our net currency exposure close to 100%, albeit with underweights and overweights in various currencies. We will continue seeking to

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

deliver alpha, downside mitigation and diversification to our investors as we have done in the past.

Hemant Baijal Portfolio Manager

Wim Vandenhoeck Portfolio Manager

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
Russia	12.4%
Indonesia	10.6
Brazil	9.1
Mexico	8.3
South Africa	6.4
Colombia	6.0
Poland	5.1
India	4.6
Turkey	4.5
Peru	4.3

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total market value of investments.

PORTFOLIO ALLOCATION
Foreign Government Obligations	83.9%
Non-Convertible Corporate Bonds and Notes	8.6
Short-Term Notes	4.5
Investment Company
Oppenheimer Institutional Government Money Market Fund	3.0
Over-the-Counter Options Purchased	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total market value of investments.

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	2.91%	15.30%	-0.65%	2.30%
Class C (OEMCX)	6/30/10	2.47	14.21	-1.40	1.52
Class I (OEMIX)	9/28/12	3.06	15.53	-0.29	0.13
Class R (OEMNX)	6/30/10	2.72	14.94	-0.91	2.04
Class Y (OEMYX)	6/30/10	3.01	15.40	-0.36	2.60

AVERAGE TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/17

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-1.98%	9.83%	-1.61%	1.63%
Class C (OEMCX)	6/30/10	1.47	13.21	-1.40	1.52
Class I (OEMIX)	9/28/12	3.06	15.53	-0.29	0.13
Class R (OEMNX)	6/30/10	2.72	14.94	-0.91	2.04
Class Y (OEMYX)	6/30/10	3.01	15.40	-0.36	2.60

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/17

Class A	5.59%

Class C	5.03

Class I	6.20

Class R	5.52

Class Y	6.08

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 11/30/17

Class A	5.46%

Class C	5.01

Class I	6.20

Class R	5.48

Class Y	6.00

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended November 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended November 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During 6 Months Ended November 30, 2017
Class A	$1,000.00	$1,029.10	$5.87

Class C	1,000.00	1,024.70	10.20

Class I	1,000.00	1,030.60	4.34

Class R	1,000.00	1,027.20	7.65

Class Y	1,000.00	1,030.10	4.85

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.30	5.84

Class C	1,000.00	1,015.04	10.15

Class I	1,000.00	1,020.81	4.32

Class R	1,000.00	1,017.55	7.61

Class Y	1,000.00	1,020.31	4.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.15%
Class C	2.00
Class I	0.85
Class R	1.50
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS November 30, 2017 Unaudited

		Principal Amount	Value
Foreign Government Obligations—81.8%

Argentina—0.9%
Argentine Republic:
15.50% Bonds, 10/17/26	ARS	4,000,000	$238,605
16.00% Bonds, 10/17/23	ARS	6,350,660	368,493
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	189,459
26.001% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	19,280,000	1,138,763

			1,935,320

Brazil—7.7%
Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[12]	BRL	1,130,000	1,095,907
6.00% Unsec. Nts., 5/15/45[12]	BRL	1,280,000	1,272,242
10.00% Unsec. Nts., 1/1/21	BRL	38,770,000	12,084,209
10.00% Unsec. Nts., 1/1/23	BRL	4,000,000	1,222,808

			15,675,166

Chile—2.8%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,860,000,000	2,982,149
4.50% Bonds, 3/1/21	CLP	1,350,000,000	2,132,014
4.50% Bonds, 3/1/26	CLP	400,000,000	614,995

			5,729,158

Colombia—5.7%
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	12,880,000,000	4,515,809
Series B, 7.50% Bonds, 8/26/26	COP	10,510,000,000	3,748,093
Series B, 10.00% Bonds, 7/24/24	COP	2,221,000,000	893,049
Series B, 11.00% Bonds, 7/24/20	COP	3,700,000,000	1,402,347
Series B, 11.25% Bonds, 10/24/18	COP	3,000,000,000	1,056,376

			11,615,674

Egypt—0.5%
Arab Republic of Egypt, 15.00% Bonds, 10/3/20	EGP	19,100,000	1,057,422

Hungary—3.6%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	110,000,000	502,660
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,178,000,000	5,631,519
Series 27/A, 3.00% Bonds, 10/27/27	HUF	285,000,000	1,169,262

			7,303,441

India—4.5%
Republic of India, 7.72% Sr. Unsec. Nts., 5/25/25	INR	380,000,000	6,101,711

State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	927,758

State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	478,622

11        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

India (Continued)

State of Maharastra: (Continued)
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	$794,944
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	795,638

			9,098,673

Indonesia—10.2%
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	70,800,000,000	5,424,051
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	28,500,000,000	2,007,444
Series FR70, 8.375% Sr. Unsec. Nts., 3/15/24	IDR	12,000,000,000	977,491
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	3,338,188
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	40,330,000,000	3,282,467
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	67,780,000,000	5,755,237

			20,784,878

Malaysia—3.5%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	9,000,000	2,180,421
Series 0515, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	6,000,000	1,483,195
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	13,585,000	3,400,236

			7,063,852

Mexico—5.2%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	1,003,138
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	23,580,000	1,318,179
Series M, 8.00% Bonds, 11/7/47	MXN	20,000,000	1,126,698
Series M10, 8.50% Bonds, 12/13/18	MXN	30,500,000	1,657,789
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	16,030,000	938,455
Series M20, 10.00% Bonds, 12/5/24	MXN	48,800,000	3,028,823
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,540,000	327,367
Series M30, 10.00% Bonds, 11/20/36	MXN	18,000,000	1,206,980

			10,607,429

Peru—4.2%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	9,505,000	3,198,545
6.95% Sr. Unsec. Nts., 8/12/31[2]	PEN	710,000	250,010
7.84% Sr. Unsec. Nts., 8/12/20[2]	PEN	6,850,000	2,347,727
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	7,525,000	2,853,917

			8,650,199

Poland—4.9%
Republic of Poland:
Series 0726, 2.50% Bonds, 7/25/26	PLN	12,360,000	3,305,639
Series 0922, 5.75% Bonds, 9/23/22	PLN	21,000,000	6,784,353

			10,089,992

12        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Romania—1.7%
Romania, 5.95% Bonds, 6/11/21	RON	12,370,000	$3,403,962

Russia—11.8%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance DAC, 7.75% Sr. Unsec. Nts., 2/13/18[2]	RUB	6,700,000	114,439

Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	143,000,000	2,480,363
Series 6210, 6.80% Bonds, 12/11/19	RUB	182,600,000	3,106,767
Series 6211, 7.00% Bonds, 1/25/23	RUB	850,800,000	14,366,761
Series 6212, 7.05% Bonds, 1/19/28	RUB	17,000,000	282,291
Series 6216, 6.70% Bonds, 5/15/19	RUB	219,100,000	3,729,160

			24,079,781

South Africa—5.8%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,400,000	1,570,443
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	2,642,928
Series 2037, 8.50% Bonds, 1/31/37	ZAR	15,600,000	974,623
Series R186, 10.50% Bonds, 12/21/26	ZAR	24,200,000	1,888,726
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	51,250,000	3,567,131
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,315,358

			11,959,209

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka, Series A, 11.50%
Unsec. Nts., 12/15/21	LKR	75,000,000	513,405

Thailand—3.4%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	5,963,289
2.125% Sr. Unsec. Nts., 12/17/26	THB	33,400,000	1,004,005

			6,967,294

Turkey—3.9%
Republic of Turkey:
10.70% Bonds, 2/17/21	TRY	18,030,000	4,259,415
11.00% Bonds, 2/24/27	TRY	15,450,000	3,696,890

			7,956,305

Ukraine—0.3%
Ukraine, 7.375% Sr. Unsec. Nts., 9/25/32[2]		600,000	592,439

Uruguay—1.0%
Oriental Republic of Uruguay:
9.126% Unsec. Nts., 6/29/18[3]	UYU	17,000,000	557,799
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	41,825,000	1,537,559

			2,095,358

Total Foreign Government Obligations (Cost $167,819,907)			167,178,957

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Bonds and Notes—8.4%

Akbank Turk AS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	3,595,000	$909,129

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	808,159
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,230,835

Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[2]		480,000	489,600

Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,4]		400,000	437,500

Banco Votorantim SA, 8.25% [H15T5Y+610.7] Jr. Sub. Perpetual Bonds[1,2,4,5]		315,000	315,000

C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[2]		800,000	841,500

Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		565,000	589,679

Cosan Ltd., 5.95% Sr. Unsec. Nts., 9/20/24[2]		745,000	766,121

Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[2]		450,000	468,563

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]		500,000	483,005

Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[2]	COP	214,000,000	73,781

Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	811,162

Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[2]		535,000	548,931

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		460,000	493,235

Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[2]		800,000	808,000

Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[2]		400,000	422,400

Petrobras Global Finance BV, 4.375% Sr. Unsec. Nts., 5/20/23		550,000	544,775

Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[2]	MXN	28,000,000	1,350,597
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	771,770
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	832,679

PT Jasa Margo (Persero) Tbk, 7.50% Sr. Unsec. Nts., 12/11/20[2,5]	IDR	4,400,000,000	325,299

Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[2]	MXN	2,300,000	122,237

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		565,000	614,155

Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]		480,000	492,180

VEON Holdings BV, 9.00% Sr. Unsec. Nts., 2/13/18[2]	RUB	35,500,000	608,194

YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[2]	ARS	7,670,200	417,750

Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		560,000	582,484

Total Corporate Bonds and Notes (Cost $18,549,935)			17,158,720

Short-Term Notes—4.4%

Arab Republic of Egypt Treasury Bills:
17.766%, 4/17/18[6]	EGP	12,000,000	634,259
18.264%, 2/6/18[3]	EGP	8,300,000	456,007
18.973%, 7/24/18[3]	EGP	20,000,000	1,019,522
20.112%, 5/29/18[3]	EGP	19,500,000	1,018,561

Federal Republic of Nigeria Treasury Bills, 20.136%, 8/2/18[6]	NGN	740,000,000	1,827,426

Oriental Republic of Uruguay Treasury Bills, 8.716%, 1/9/18[6]	UYU	20,000,000	685,636

Republic of Argentina Treasury Bills:
26.575%, 4/18/18[6]	ARS	11,500,000	597,803

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Short-Term Notes (Continued)

Republic of Argentina Treasury Bills: (Continued)
27.102%, 6/21/18[6]	ARS	20,870,000	$1,036,252

United States Treasury Bills:
1.068%, 12/14/17[3,7]		1,000,000	999,673
1.208%, 2/22/18[3]		750,000	747,977

Total Short-Term Notes (Cost $9,015,060)			9,023,116

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)

Over-the-Counter Options Purchased—0.0%

EUR Currency Put[8]	GSCO-OT	KRW	1245.000	2/5/18	EUR 138,500	EUR 5,210		10,959

EUR Currency Put[8]	GSCO-OT	KRW	1295.000	2/5/18	EUR 136,600	EUR 5,210		79,957

S&P 500 Index Put[8]	BOA	USD	2450.000	1/19/18	USD 10,603	USD —	[9]	18,638

Total Over-the-Counter Options Purchased (Cost $161,072)								109,554

						Shares

Investment Company—2.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.03%10,11 (Cost $5,881,570)						5,881,570		5,881,570

Total Investments, at Value (Cost $201,427,544)						97.5%		199,351,917

Net Other Assets (Liabilities)						2.5		5,053,210

Net Assets						100.0%		$204,405,127

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,053,976 or 11.28% of the Fund’s net assets at period end.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. Current yield as of period end.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $270,911. See Note 6 of the accompanying Notes.

8. Non-income producing security.

9. Number of contracts are less than 500.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares May 31, 2017	Gross Additions	Gross Reductions	Shares November 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	5,851,978	81,527,752	81,498,160	5,881,570

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,881,570	$19,029	$—	$—

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Russia	$24,687,975	12.4%
Indonesia	21,110,178	10.6
Brazil	17,915,217	9.1
Mexico	16,650,807	8.3
South Africa	12,770,371	6.4
Colombia	12,158,018	6.0
Poland	10,089,992	5.1
India	9,098,673	4.6
Turkey	8,865,434	4.5
Peru	8,650,198	4.3
United States	7,647,857	3.8
Hungary	7,303,440	3.7
Malaysia	7,063,852	3.5
Thailand	6,967,294	3.5
Chile	6,700,489	3.4
Argentina	4,576,804	2.3
Egypt	4,185,771	2.1
Romania	3,403,962	1.7
Uruguay	2,780,995	1.4
Nigeria	2,409,910	1.2
Ireland	841,500	0.4
Bermuda	808,000	0.4
Ukraine	592,439	0.3
Sri Lanka	513,405	0.3
Mauritius	493,235	0.3
United Arab Emirates	492,180	0.2
Jamaica	483,005	0.2
Eurozone	90,916	0.0

Total	$199,351,917	100.0%

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts as of November 30, 2017

Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	12/2017	MYR	38,245	USD	8,962	$390,288	$—
BAC	12/2017	TRY	680	USD	182	—	9,438
BAC	12/2017	USD	1,860	CLP	1,171,000	50,901	—
BAC	12/2017	USD	1,171	COP	3,546,000	—	2,487
BAC	12/2017	USD	9,315	MYR	38,245	—	37,354
BAC	12/2017	USD	2,384	RUB	139,600	1,320	—
BOA	12/2017	CLP	83,000	USD	131	—	3,130
BOA	03/2018	CZK	20,910	USD	972	9,959	—
BOA	12/2017	HUF	112,200	USD	428	1,147	2,535
BOA	12/2017	IDR	125,500	USD	9	—	—
BOA	12/2017	INR	455,550	USD	7,056	—	16,330
BOA	12/2017	MXN	1,100	USD	57	1,680	—
BOA	12/2017	PEN	50	USD	15	80	—
BOA	12/2017	THB	66,800	USD	2,014	31,982	—
BOA	12/2017	TRY	530	USD	142	—	7,444
BOA	12/2017	USD	4,176	INR	274,200	—	61,183
BOA	12/2017	USD	699	PEN	2,270	—	2,711
BOA	12/2017	USD	856	PLN	3,100	—	22,694
BOA	12/2017	USD	18	RON	70	—	423
BOA	12/2017	USD	3,068	ZAR	40,920	93,970	1,833
BOA	12/2017	ZAR	29,030	USD	2,049	64,771	3,001
CITNA-B	12/2017	IDR	36,174,500	USD	2,680	—	7,437
CITNA-B	12/2017	MXN	43,700	USD	2,392	—	53,343
CITNA-B	12/2017	PLN	3,450	USD	938	39,266	—
CITNA-B	12/2017	USD	682	CLP	428,100	20,233	—
CITNA-B	12/2017	USD	860	COP	2,551,000	15,727	—
CITNA-B	02/2018	USD	2,660	IDR	36,174,500	12,886	—
CITNA-B	12/2017	USD	1,695	MXN	30,324	72,902	—
CITNA-B	12/2017	USD	4,209	PEN	13,655	—	11,515
CITNA-B	12/2017	ZAR	1,100	USD	79	629	—
GSCOI	02/2018	MYR	32,250	USD	7,894	—	9,263
GSCOI	12/2017	USD	7,868	MYR	32,250	—	18,277
GSCO-OT	12/2017	BRL	530	USD	163	—	743
GSCO-OT	12/2017	COP	1,491,000	USD	504	—	10,902
GSCO-OT	12/2017	HUF	47,000	USD	178	1,055	—
GSCO-OT	12/2017	IDR	7,872,000	USD	579	2,327	61
GSCO-OT	12/2017	INR	25,200	USD	384	5,014	—
GSCO-OT	12/2017	MXN	25,400	USD	1,366	11,430	18,123
GSCO-OT	12/2017	MYR	41,480	USD	10,081	62,428	—
GSCO-OT	12/2017	PEN	320	USD	98	877	—
GSCO-OT	12/2017	PHP	9,900	USD	191	5,088	—
GSCO-OT	12/2017	PLN	2,450	USD	668	25,873	—
GSCO-OT	12/2017	RON	925	USD	239	—	1,431
GSCO-OT	12/2017	RUB	257,100	USD	4,421	86	32,545
GSCO-OT	12/2017	TRY	5,910	USD	1,585	—	83,010
GSCO-OT	12/2017	USD	162	BRL	530	588	—
GSCO-OT	12/2017	USD	56	COP	169,000	—	67
GSCO-OT	12/2017	USD	1,572	HUF	420,000	—	26,188

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	12/2017	USD	2,635	IDR	35,760,000	$—	$6,225
GSCO-OT	12/2017	USD	5,571	INR	370,000	—	146,029
GSCO-OT	12/2017	USD	2,177	MYR	9,230	—	80,067
GSCO-OT	12/2017	USD	1,033	PHP	53,400	—	25,908
GSCO-OT	12/2017	USD	1,890	TRY	7,310	32,497	—
GSCO-OT	12/2017	ZAR	440	USD	32	98	—
HSBC	12/2017	MXN	4,100	USD	216	3,092	—
HSBC	12/2017	PLN	630	USD	175	3,513	—
HSBC	12/2017	THB	4,000	USD	121	1,668	—
HSBC	12/2017	USD	836	COP	2,565,000	—	13,171
JPM	12/2017	BRL	2,830	USD	864	937	—
JPM	12/2017	CLP	644,000	USD	1,008	—	12,726
JPM	12/2017	COP	15,143,000	USD	5,093	—	81,296
JPM	12/2017	CZK	1,200	USD	55	1,321	—
JPM	03/2018	EUR	920	USD	1,074	27,531	—
JPM	12/2017	IDR	10,046,000	USD	741	1,752	—
JPM	12/2017	PHP	74,300	USD	1,444	29,895	—
JPM	12/2017	PLN	3,240	USD	890	27,652	—
JPM	12/2017	RON	505	USD	131	—	1,182
JPM	12/2017	RUB	59,400	USD	1,010	4,789	1,006
JPM	12/2017	THB	156,348	USD	4,731	58,115	—
JPM	12/2017	TRY	7,785	USD	2,192	—	213,801
JPM	12/2017	USD	868	BRL	2,830	3,141	—
JPM	03/2018	USD	1,115	EUR	920	13,049	—
JPM	12/2017	USD	1,362	IDR	18,458,000	—	1,832
JPM	12/2017	USD	31	INR	2,000	—	309
JPM	08/2018	USD	954	NGN	365,000	—	29,976
JPM	12/2017	USD	12,846	RUB	755,000	4,331	46,782
JPM	12/2017	USD	48	THB	1,600	—	591
TDB	12/2017 - 01/2018	BRL	39,766	USD	12,233	2,637	108,193
TDB	12/2017	HUF	710,460	USD	2,751	—	47,327
TDB	12/2017	PLN	26,953	USD	7,487	150,192	—
TDB	12/2017	USD	6,175	BRL	19,883	100,825	—

Total Unrealized Appreciation and Depreciation						$1,389,542	$1,259,889

Over-the-Counter Options Written at November 30, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		KRW		EUR

EUR Currency Put	GSCO-OT	1270.000	2/5/18	(10,420)	EUR 133,750,000	$75,835	$(64,547)

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Centrally Cleared Interest Rate Swaps at November 30, 2017

	Pay/Receive				Notional			Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount			Appreciation/
party	Rate	Rate	Rate	Date	(000’s)		Value	(Depreciation)
BAC	Receive	Three-Month USD BBA LIBOR	2.102%	10/26/22	USD 6,300	$	24,287	$24,287
		MXN TIIE
DEU	Pay	BANXICO	6.915	8/10/22	MXN 42,000		(38,571)	(38,571)
GSCOI	Pay	BZDI	9.175	1/4/21	BRL 10,000		2,177	2,177
GSCOI	Pay	BZDI	9.145	1/4/21	BRL 28,700		(24,613)	(24,613)
		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN 44,442		976	976
JPM	Pay	BZDI	8.840	1/4/21	BRL 45,675		(108,257)	(108,257)
JPM	Receive	BZDI	7.535	1/2/19	BRL 49,135		(47,535)	(47,535)
JPM	Receive	BZDI	9.395	1/2/23	BRL 16,885		106,881	106,881
JPM	Pay	BZDI	10.500	7/1/20	BRL 114,140		(90,942)	(90,942)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD 2,111		1,034	1,034
		MXN TIIE
SIB	Pay	BANXICO	7.250	11/4/22	MXN 45,000		(8,880)	(8,880)
SIB	Pay	BZDI	10.000	1/2/25	BRL 8,800		(42,264)	(42,264)
SIB	Pay	BZDI	9.465	1/2/25	BRL 8,000		(86,359)	(86,359)
		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN 95,000		(97,232)	(97,232)

Total Centrally Cleared Interest Rate Swaps						$	(409,298)	$(409,298)

Over-the-Counter Interest Rate Swaps at November 30, 2017

	Pay/Receive				Notional			Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount			Appreciation/
party	Rate	Rate	Rate	Date	(000’s)		Value	(Depreciation)
BOA	Receive	NSERO	6.340%	11/20/19	INR 1,400,535	$	19,066	$19,066
		Three-Month
		MYR KLIBOR
BOA	Pay	BNM	4.010	11/10/22	MYR 5,000		11,182	11,182
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.350	6/5/22	INR 337,500		(15,048)	(15,048)
		Six-Month CLP
CITNA-B	Pay	TNA	3.410	9/20/22	CLP 1,927,000		(13,497)	(13,497)
		Three-Month
		COP IBR OIS
CITNA-B	Pay	Compound	6.660	6/9/18	COP 8,000,000		42,318	42,318
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	6.260	7/14/27	COP 6,130,100		60,795	60,795
		1 Time COP IBR
GSCOI	Receive	OIS Compound	5.010	7/14/18	COP 49,513,000		(76,469)	(76,469)
		Three-Month
GSCOI	Pay	KRW CD KSDA	2.090	10/25/19	KRW 8,598,000		4,865	4,865
		Three-Month
GSCOI	Receive	KRW CD KSDA	2.088	10/25/22	KRW 1,779,000		(2,416)	(2,416)

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)

	Pay/Receive				Notional		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	Value	(Depreciation)
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175%	4/20/20	COP 12,067,500	$70,610	$70,610
JPM	Pay	Three-Month MYR KLIBOR BNM	3.660	2/2/18	MYR 10,800	1,341	1,341
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 15,685,000	104,640	104,640
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	(60,344)	(60,344)
JPM	Pay	BZDI	10.130	7/1/19	BRL 50,370	57,417	57,417
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 1,037,500	39,605	39,605
SIB	Pay	Three-Month COP IBR OIS Compound	5.900	2/14/19	COP 8,000,000	54,681	54,681

Total Over-the-Counter Interest Rate Swaps						$298,746	$298,746

Over-the-Counter Interest Rate Swaptions Written at November 30, 2017

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Six-
Month
Interest Rate			PLN
Swap Maturing			WIBOR
2/6/23 Call	GSCOI	Pay	WIBO	2.580%	2/2/18	PLN	30,275	$42,848	$ (58,897)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
FBIL	Financial Benchmarks India Private Ltd.
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $195,545,974)	$193,470,347
Affiliated companies (cost $5,881,570)	5,881,570

199,351,917

Cash	531,709

Cash—foreign currencies (cost $199,367)	201,566

Cash used for collateral on centrally cleared swaps	1,392,657

Unrealized appreciation on forward currency exchange contracts	1,389,542

Swaps, at value	466,520

Centrally cleared swaps, at value	135,355

Receivables and other assets:
Interest	3,872,423
Investments sold	3,399,547
Shares of beneficial interest sold	789,942
Other	19,197

Total assets	211,550,375

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,259,889

Options written, at value (premiums received $75,835)	64,547

Swaps, at value	167,774

Centrally cleared swaps, at value	544,653

Swaptions written, at value (premiums received $42,848)	58,897

Payables and other liabilities:
Investments purchased (including $640,299 purchased on a when-issued or delayed delivery basis)	4,167,037
Shares of beneficial interest redeemed	756,602
Dividends	20,582
Distribution and service plan fees	14,218
Trustees’ compensation	10,137
Shareholder communications	7,383
Other	73,529

Total liabilities	7,145,248

Net Assets	$204,405,127

Composition of Net Assets
Par value of shares of beneficial interest	$27,691

Additional paid-in capital	213,787,100

Accumulated net investment loss	(2,111,149)

Accumulated net realized loss on investments and foreign currency transactions	(5,191,419)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,107,096)

Net Assets	$204,405,127

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $50,489,760 and 6,842,113 shares of beneficial interest outstanding)	$7.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.75

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,922,735 and 2,427,898 shares of beneficial interest outstanding)	$7.38

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$16,310,166 and 2,212,654 shares of beneficial interest outstanding)	$7.37

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,071,383 and 280,769 shares of beneficial interest outstanding)	$7.38

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$117,611,083 and 15,927,537 shares of beneficial interest outstanding)	$7.38

See accompanying Notes to Financial Statements.

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $105,887)	$5,976,672

Dividends - affiliated companies	19,029

Total investment income	5,995,701

Expenses
Management fees	609,279

Distribution and service plan fees:
Class A	59,394
Class C	81,141
Class R	5,107

Transfer and shareholder servicing agent fees:
Class A	54,676
Class C	17,925
Class I	1,802
Class R	2,301
Class Y	103,373

Shareholder communications:
Class A	5,288
Class C	2,000
Class I	115
Class R	320
Class Y	2,390

Custodian fees and expenses	46,977

Legal, auditing and other professional fees	43,004

Trustees’ compensation	6,316

Borrowing fees	2,442

Other	26,545

Total expenses	1,070,395
Less reduction to custodian expenses	(243)
Less waivers and reimbursements of expenses	(105,999)

Net expenses	964,153

Net Investment Income	5,031,548

24        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $13,892)	$234,630
Option contracts written	73,148
Foreign currency transactions	(73,389)
Forward currency exchange contracts	1,325,504
Swap contracts	232,318
Swaption contracts written	40,719

Net realized gain	1,832,930

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(1,672,700)
Translation of assets and liabilities denominated in foreign currencies	(65,082)
Forward currency exchange contracts	(747,320)
Option contracts written	11,287
Swap contracts	(295,115)
Swaption contracts written	(31,986)

Net change in unrealized appreciation/depreciation	(2,800,916)

Net Increase in Net Assets Resulting from Operations	$4,063,562

See accompanying Notes to Financial Statements.

25        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2017	Year Ended
	(Unaudited)	May 31, 2017

Operations
Net investment income	$5,031,548	$ 5,047,744

Net realized gain (loss)	1,832,930	(3,620,031)

Net change in unrealized appreciation/depreciation	(2,800,916)	7,941,763

Net increase in net assets resulting from operations	4,063,562	9,369,476

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,421,801)	—
Class C	(397,421)	—
Class I	(364,122)	—
Class R	(56,023)	—
Class Y	(2,773,689)	—

	(5,013,056)	—

Tax return of capital distribution:
Class A	—	(4,714,282)
Class C	—	(846,107)
Class I	—	(447,665)
Class R	—	(135,136)
Class Y	—	(1,326,395)

	—	(7,469,585)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	5,914,858	(3,092,314)
Class C	4,341,753	5,212,511
Class I	8,350,605	5,665,588
Class R	51,024	411,040
Class Y	67,725,751	45,863,984

	86,383,991	54,060,809

Net Assets
Total increase	85,434,497	55,960,700

Beginning of period	118,970,630	63,009,930

End of period (including accumulated net investment loss of $2,111,149 and $2,129,641, respectively)	$204,405,127	$ 118,970,630

See accompanying Notes to Financial Statements.

26    OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 20141	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.80	$9.27	$10.35	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.21	0.44	0.53	0.39	0.48	0.53
Net realized and unrealized gain (loss)	(0.00)[3]	0.45	(0.65)	(1.43)	(0.93)	0.62

Total from investment operations	0.21	0.89	(0.12)	(1.04)	(0.45)	1.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	0.00	0.00	(0.42)	(0.13)	(0.53)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.68)	(0.51)	(0.01)	(0.35)	0.00

Total dividends and/or distributions to shareholders	(0.21)	(0.68)	(0.51)	(0.43)	(0.63)	(0.53)

Net asset value, end of period	$7.38	$7.38	$7.17	$7.80	$9.27	$10.35

Total Return, at Net Asset Value[4]	2.91%	13.03%	(1.29)%	(11.49)%	(4.20)%	11.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,490	$44,710	$47,515	$32,520	$45,660	$64,789

Average net assets (in thousands)	$49,643	$50,009	$31,493	$38,815	$50,865	$62,849

Ratios to average net assets:[5]
Net investment income	5.72%	6.03%	7.37%	4.51%	5.08%	4.96%
Expenses excluding specific expenses listed below	1.33%	1.44%	1.51%	1.46%	1.41%	1.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.33%	1.44%	1.51%	1.46%	1.41%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.24%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	25%	87%	108%	107%	251%	130%

27        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	1.33%
Year Ended May 31, 2017	1.44%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%
Year Ended May 30, 2014	1.41%
Year Ended May 31, 2013	1.30%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class C	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.80	$9.27	$10.35	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.18	0.38	0.46	0.32	0.41	0.44
Net realized and unrealized gain (loss)	(0.00)[3]	0.46	(0.63)	(1.42)	(0.94)	0.63

Total from investment operations	0.18	0.84	(0.17)	(1.10)	(0.53)	1.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	0.00	0.00	(0.36)	(0.11)	(0.45)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.63)	(0.46)	(0.01)	(0.29)	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.63)	(0.46)	(0.37)	(0.55)	(0.45)

Net asset value, end of period	$7.38	$7.38	$7.17	$7.80	$9.27	$10.35

Total Return, at Net Asset Value[4]	2.47%	12.18%	(2.03)%	(12.15)%	(4.92)%	11.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,923	$13,633	$8,183	$10,267	$15,128	$26,066

Average net assets (in thousands)	$16,297	$10,161	$8,468	$12,919	$18,262	$19,486

Ratios to average net assets:[5]
Net investment income	4.87%	5.27%	6.38%	3.74%	4.32%	4.16%
Expenses excluding specific expenses listed below	2.08%	2.24%	2.38%	2.31%	2.29%	2.26%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.08%	2.24%	2.38%	2.31%	2.29%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	25%	87%	108%	107%	251%	130%

29        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	2.08%
Year Ended May 31, 2017	2.24%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%
Year Ended May 30, 2014	2.29%
Year Ended May 31, 2013	2.26%

See accompanying Notes to Financial Statements.

30        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class I	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$7.37	$7.16	$7.79	$9.26	$10.34	$10.53

Income (loss) from investment operations:
Net investment income[3]	0.22	0.46	0.54	0.32	0.52	0.37
Net realized and unrealized gain (loss)	(0.00)[4]	0.46	(0.63)	(1.32)	(0.94)	(0.19)

Total from investment operations	0.22	0.92	(0.09)	(1.00)	(0.42)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	0.00	0.00	(0.46)	(0.14)	(0.37)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.71)	(0.54)	(0.01)	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.71)	(0.54)	(0.47)	(0.66)	(0.37)

Net asset value, end of period	$7.37	$7.37	$7.16	$7.79	$9.26	$10.34

Total Return, at Net Asset Value[5]	3.06%	13.47%	(0.91)%	(11.15)%	(3.83)%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,310	$8,089	$2,325	$2,339	$34	$10

Average net assets (in thousands)	$12,045	$5,000	$2,226	$1,212	$19	$10

Ratios to average net assets:[6]
Net investment income	6.04%	6.42%	7.57%	4.02%	5.63%	5.20%
Expenses excluding specific expenses listed below	0.87%	1.03%	1.11%	1.08%	1.02%	0.95%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.87%	1.03%	1.11%	1.08%	1.02%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.85%	0.84%	0.85%	0.85%

Portfolio turnover rate	25%	87%	108%	107%	251%	130%

31        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5.    Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	0.87%
Year Ended May 31, 2017	1.03%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%
Year Ended May 30, 2014	1.02%
Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

32        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class R	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.80	$9.27	$10.35	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.20	0.42	0.51	0.36	0.46	0.50
Net realized and unrealized gain (loss)	(0.00)[3]	0.45	(0.65)	(1.42)	(0.94)	0.62

Total from investment operations	0.20	0.87	(0.14)	(1.06)	(0.48)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	0.00	0.00	(0.40)	(0.12)	(0.50)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.66)	(0.49)	(0.01)	(0.33)	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.66)	(0.49)	(0.41)	(0.60)	(0.50)

Net asset value, end of period	$7.38	$7.38	$7.17	$7.80	$9.27	$10.35

Total Return, at Net Asset Value[4]	2.72%	12.74%	(1.54)%	(11.71)%	(4.45)%	11.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,071	$2,023	$1,550	$1,377	$1,957	$3,014

Average net assets (in thousands)	$2,086	$1,539	$1,214	$1,658	$2,189	$2,210

Ratios to average net assets:[5]
Net investment income	5.36%	5.77%	7.01%	4.22%	4.82%	4.69%
Expenses excluding specific expenses listed below	1.59%	1.73%	1.87%	1.80%	1.79%	1.72%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.59%	1.73%	1.87%	1.80%	1.79%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	25%	87%	108%	107%	251%	130%

33        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	1.59%
Year Ended May 31, 2017	1.73%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%
Year Ended May 30, 2014	1.79%
Year Ended May 31, 2013	1.72%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class Y	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.79	$9.26	$10.34	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.22	0.46	0.54	0.43	0.51	0.55
Net realized and unrealized gain (loss)	(0.00)[3]	0.45	(0.63)	(1.44)	(0.94)	0.62

Total from investment operations	0.22	0.91	(0.09)	(1.01)	(0.43)	1.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	0.00	0.00	(0.45)	(0.13)	(0.56)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.70)	(0.53)	(0.01)	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.70)	(0.53)	(0.46)	(0.65)	(0.56)

Net asset value, end of period	$7.38	$7.38	$7.17	$7.79	$9.26	$10.34

Total Return, at Net Asset Value[4]	3.01%	13.35%	(0.87)%	(11.24)%	(3.91)%	12.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,611	$50,516	$3,437	$4,185	$10,558	$15,518

Average net assets (in thousands)	$94,280	$17,194	$3,265	$7,931	$10,338	$11,863

Ratios to average net assets:[5]
Net investment income	5.90%	6.33%	7.48%	4.93%	5.43%	5.20%
Expenses excluding specific expenses listed below	1.06%	1.22%	1.35%	1.27%	1.22%	1.17%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses7	1.06%	1.22%	1.35%	1.27%	1.22%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	25%	87%	108%	107%	251%	130%

35        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	1.06%
Year Ended May 31, 2017	1.22%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%
Year Ended May 30, 2014	1.22%
Year Ended May 31, 2013	1.17%

See accompanying Notes to Financial Statements.

36        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2017 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

37        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

38        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended May 31, 2017, the Fund utilized $650,179 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $1,618,859 which were deferred. Details of the fiscal year ended May 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$6,951,070

At period end, it is estimated that the capital loss carryforwards would be $6,736,999, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,832,930 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

39        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$201,427,544
Federal tax cost of other investments	80,684

Total federal tax cost	$201,508,228

Gross unrealized appreciation	$10,864,004
Gross unrealized depreciation	(12,971,100)

Net unrealized depreciation	$(2,107,096)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use

40        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

41        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$167,178,957	$—	$167,178,957
Corporate Bonds and Notes	—	17,158,720	—	17,158,720
Short-Term Notes	—	9,023,116	—	9,023,116
Exchange-Traded Option Purchased	—	18,638	—	18,638
Over-the-Counter Options Purchased	—	90,916	—	90,916
Investment Company	5,881,570	—	—	5,881,570

Total Investments, at Value	5,881,570	193,470,347	—	199,351,917
Other Financial Instruments:
Swaps, at value	—	466,520	—	466,520
Centrally cleared swaps, at value	—	135,355	—	135,355
Forward currency exchange contracts	—	1,389,542	—	1,389,542

Total Assets	$5,881,570	$195,461,764	$—	$201,343,334

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(167,774)	$—	$(167,774)
Centrally cleared swaps, at value	—	(544,653)	—	(544,653)
Options written, at value	—	(64,547)	—	(64,547)
Forward currency exchange contracts	—	(1,259,889)	—	(1,259,889)
Swaptions written, at value	—	(58,897)	—	(58,897)

Total Liabilities	$—	$(2,095,760)	$—	$(2,095,760)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

42        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

43        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$640,299

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

44        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value

45        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $71,866,260 and $53,514,578, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

46        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $55,446 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of

47        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

$1,734 and $27,449 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $44,857,509 and $97,710,766 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

48        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $28,687 on written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the

49        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $648,383.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment

50        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Banco Santander SA	$54,681	$–	$–	$–	$54,681
Bank of America NA	252,475	(136,332)	–	–	116,143
Barclays Bank plc	442,509	(49,279)	(289,383)	–	103,847
Citibank NA	203,961	(85,792)	–	(118,169)	–
Goldman Sachs Bank USA	238,277	(238,277)	–	–	–
Goldman Sachs International	136,270	(136,270)	–	–	–
HSBC Bank USA NA	8,273	(8,273)	–	–	–
JPMorgan Chase Bank NA	375,516	(375,516)	–	–	–

51        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Toronto Dominion Bank	$253,654	$(155,520)	$–	$(79,000)	$19,134

	$1,965,616	$(1,185,259)	$(289,383)	$(197,169)	$293,805

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(136,332)	$ 136,332	$–	$–	$–
Barclays Bank plc	(49,279)	49,279	–	–	–
Citibank NA	(85,792)	85,792	–	–	–
Goldman Sachs Bank USA	(495,846)	238,277	257,569	–	–
Goldman Sachs International	(165,322)	136,270	–	–	(29,052)
HSBC Bank USA NA	(13,171)	8,273	–	–	(4,898)
JPMorgan Chase Bank NA	(449,845)	375,516	–	–	(74,329)
Toronto Dominion Bank	(155,520)	155,520	–	–	–

	$(1,551,107)	$1,185,259	$257,569	$–	$(108,279)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

52        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts	Swaps, at value	$466,520		Swaps, at value	$167,774
Interest rate contracts	Centrally cleared swaps,			Centrally cleared swaps,
	at value	135,355		at value	544,653
	Unrealized appreciation on			Unrealized depreciation on
Forward currency	forward currency exchange			forward currency exchange
exchange contracts	contracts	1,389,542		contracts	1,259,889
Equity contracts				Options written, at value	64,547
Interest rate contracts				Swaptions written, at value	58,897
Equity contracts	Investments, at value	18,638	*
Forward currency exchange contracts	Investments, at value	90,916	*

Total		$2,100,971			$2,095,760

* Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written

Forward currency exchange contracts	$24,027	$—	$73,148
Interest rate contracts	—	40,719	—

Total	$24,027	$40,719	$73,148

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Forward currency exchange contracts	$1,325,504	$—	$1,422,679
Interest rate contracts	—	232,318	273,037

Total	$1,325,504	$232,318	$1,695,716

* Includes purchased option contracts and purchased swaption contracts, if any.

53        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written

Equity contracts	$(39,362)	$—	$11,287
Forward currency exchange contracts	(12,156)	—	—
Interest rate contracts	—	(31,986)	—

Total	$(51,518)	$(31,986)	$11,287

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Equity contracts	$—	$—	$(28,075)
Forward currency exchange contracts	(747,320)	—	(759,476)
Interest rate contracts	—	(295,115)	(327,101)

Total	$(747,320)	$(295,115)	$(1,114,652)

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2017		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	2,664,588	$19,922,125	4,512,948	$32,921,817
Dividends and/or distributions reinvested	177,549	1,323,091	509,698	3,710,370
Redeemed	(2,059,741)	(15,330,358)	(5,592,546)	(39,724,501)

Net increase (decrease)	782,396	$5,914,858	(569,900)	$(3,092,314)

Class C
Sold	1,012,898	$7,567,413	1,044,106	$7,622,988
Dividends and/or distributions reinvested	51,464	383,487	108,222	786,433
Redeemed	(483,376)	(3,609,147)	(446,699)	(3,196,910)

Net increase	580,986	$4,341,753	705,629	$5,212,511

54        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended November 30, 2017		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount

Class I
Sold	1,120,214	$8,388,822	731,974	$5,374,032
Dividends and/or distributions reinvested	48,974	363,908	61,924	446,990
Redeemed	(53,921)	(402,125)	(21,191)	(155,434)

Net increase	1,115,267	$8,350,605	772,707	$5,665,588

Class R
Sold	60,815	$452,524	133,488	$956,361
Dividends and/or distributions reinvested	7,461	55,578	17,928	130,259
Redeemed	(61,724)	(457,078)	(93,458)	(675,581)

Net increase	6,552	$51,024	57,958	$411,039

Class Y
Sold	11,521,073	$85,919,790	7,540,177	$54,246,262
Dividends and/or distributions reinvested	370,260	2,759,847	173,587	1,259,012
Redeemed	(2,806,385)	(20,953,886)	(1,350,746)	(9,641,289)

Net increase	9,084,948	$67,725,751	6,363,018	$45,863,985

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$119,981,881	$38,814,577

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.70%
Next $500 million	0.65
Next $4 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

55        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any

56        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

November 30, 2017	$36,826	$—	$3,342	$—

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings will not exceed 1.15% for Class A shares, 2.00% for Class C shares, 0.85% for Class I shares, 1.50% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$39,248
Class C	5,512
Class I	1,461
Class R	689
Class Y	44,912

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

57        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$3,728
Class C	1,222
Class R	157
Class Y	7,048

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,022 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

58        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

59        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal and Wim Vandenhoeck, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail emerging-markets local-currency bond funds. The Board noted that the Fund outperformed its category median for the one-, three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail emerging markets local currency bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.15% for Class A shares; 2.00% for Class C shares; 1.50% for Class R shares; 0.95% for Class Y shares; and 0.85% for Class I shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to

60        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Wim Vandenhoeck, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

63        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

64        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us	Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1360.001.1117 January 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/10/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/10/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/10/2018